Exhibit 10.19

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 9, 2022 (this “Agreement”), is among AIREIT OPERATING PARTNERSHIP LP (f/k/a BCI IV OPERATING PARTNERSHIP LP), a Delaware limited partnership (the “Borrower”), the other Loan Parties (as defined in the Amended Credit Agreement (defined below)) solely for purpose of Section IV hereof, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Agent”), and the Lenders (constituting Required Lenders) party hereto.

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Credit Agreement, dated as of May 6, 2021, as amended by that certain First Amendment to Credit Agreement dated as of May 9, 2022 (as amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as modified hereby and as further amended from time to time in accordance with the terms thereof, the “Amended Credit Agreement”).  Terms used but not defined herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement.

WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend the Credit Agreement on the terms, and subject to the conditions, set forth herein.

WHEREAS, the Borrower, the Agent, and the Lenders party hereto (constituting Required Lenders) have agreed to amend the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.Amendments to Credit Agreement.  Subject to the conditions precedent set forth in Section III below, as of the First Amendment Effective Date, the Credit Agreement shall be amended as follows:

A.Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order therein:

“Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a first-priority Lien on such interest in real estate as security for the payment of Indebtedness.

“Mortgage Backed Securities” means direct or indirect participations in, or direct or indirect participations or investments that are collateralized by and payable from, mortgage loans secured by real property, including, without limitation, mortgage loans utilizing a single asset, single borrower (SASB) structure, commercial mortgage backed securities (CMBS) structure, or commercial real estate collateralized loan obligations (CRE CLOs). Mortgage Backed Securities as used in this Agreement may or may not be issued or guaranteed by the full faith and credit of the U.S. government.

“Mortgage Receivable” means a loan or advance in respect of which any member of the Consolidated Group is the lender and that is secured by a Mortgage in favor of such lender.

B.The definition of “Debt Instrument” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Debt Instrument” means any instrument evidencing a debt, including Mortgage Receivables, mezzanine notes, second lien loans, preferred equity investments and B notes, but excluding Exchange Debt Investments, Mortgage Backed Securities, REIT preferred securities and REIT debt securities.

C.The definition of “Total Asset Value” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Total Asset Value” means, as of the date of calculation, the aggregate, without duplication, of:  (i) the Property Value of all Properties owned by any member of the Consolidated Group or any Exchange Property Owner; plus (ii) the Consolidated Group Pro Rata Share of the Property Value of Properties  owned by Unconsolidated Affiliates or any Exchange Fee Titleholder; plus (iii) Unrestricted Cash and Cash Equivalents owned directly or indirectly by any member of the Consolidated Group or any Exchange Property Owner; plus (iv) the applicable Consolidated Group Pro Rata Share of Unrestricted Cash and Cash Equivalents owned directly or indirectly by any Exchange Fee Titleholder or by Borrower or any Guarantor through an Unconsolidated Affiliate; plus “(v) investments in Debt Instruments (based on current book value) of any member of the Consolidated Group, Exchange Debt Investments (based on current book value) of any member of the Consolidated Group and REIT stocks, REIT preferred securities, REIT debt securities or Mortgage Backed Securities (in each case based on current market value) of any member of the Consolidated Group; provided that no Exchange Debt Investment shall be included under this clause if it relates to an Exchange Property already included in the calculation of Total Asset Value; plus (vi) an amount equal to the Consolidated Group Pro Rata Share of investments in Debt Instruments, Exchange Debt Investments, REIT stocks, REIT preferred securities, REIT debt securities and Mortgage Backed Securities (in each case based on values described in clause (v) above) owned by Unconsolidated Affiliates, any Exchange Fee Titleholder or any Exchange Property Owner; plus (vii) proceeds due from transfer agent; plus (viii) the amount of all Eligible Cash 1031 Proceeds resulting from the sale of Properties.  Further, if the FMV Option for any Exchange Property owned by an Exchange Property Owner has expired, then for purposes of calculations under clauses (i) and (iii) above with respect to such Exchange Property Owner, only the pro rata share of the Exchange Beneficial Interests owned by the Exchange Depositor in such Exchange Property Owner shall be counted; provided, however, that if the FMV Option is exercised, the pro rata share of the Exchange Beneficial Interests owned by a Subsidiary Owner shall be counted.

D.The definition of “Total Secured Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Total Secured Indebtedness” means, as of any date of determination, that portion of Total Indebtedness (excluding (i) the Obligations under the Loan Documents, (ii) obligations under Swap Agreements not secured by a Lien on a Property, (iii) contingent liabilities under customary completion guarantees, non-recourse carveout guarantees and hazardous materials indemnity agreements (except to the extent that a claim for payment or performance has been made thereunder and such obligations are secured by a Lien on a Property) and (iv) contingent obligations relating to performance or surety bonds in the ordinary course of business (except to the extent that a claim for payment or performance has been made thereunder and such obligations are secured by a Lien on a Property)) which is secured by a Lien on a Property, any ownership interests in any Subsidiary or Unconsolidated Affiliate or any other assets which had, in each case, in the aggregate, a value in excess of the amount of the applicable Indebtedness at the time such Indebtedness was incurred.  Such Indebtedness that is secured only with a pledge of ownership interests and is also recourse to the Borrower or any Guarantor shall not be treated as Total Secured Indebtedness.  For the avoidance of doubt, repurchase obligations (relating to debt or equity investments) shall be included in Total Secured Indebtedness.

E.The definition of “Total Unencumbered Property Pool Value” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Total Unencumbered Property Pool Value” means, as of any date of calculation, the aggregate, without duplication, of: (a) the Unencumbered Property Values of all Unencumbered Properties; plus (b) an amount equal to one hundred percent (100%) of the then current book value of each Exchange Debt Investment, provided that such Exchange Debt Investment is not subject to any Liens or encumbrances and so long as the Exchange Property Investor with respect to such Exchange Debt Investment is not delinquent thirty (30) days or more in any payment of interest or principal payments thereunder; plus (c) the amount in excess of $10,000,000 of the total of (i) all Unrestricted Cash and Cash Equivalents, plus (ii) the amount of Eligible Cash 1031 Proceeds resulting from the sale of Unencumbered Properties; plus (d) an amount equal to one hundred percent (100%) of the then current book value of each Debt Instrument owned by a member of the Consolidated Group, provided that such Debt Instrument is not subject to any Liens or encumbrances and so long as the borrower with respect to such Debt Instrument is not delinquent thirty (30) days or more in any payment of interest or principal payments thereunder.

F.The definition of “Unencumbered Interest Coverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Unencumbered Interest Coverage Ratio” means, at any time, (a) Unencumbered Property NOI for the most recent quarter plus interest income from Exchange Debt Investments and Debt Instruments (including without limitation Mortgage Receivables), annualized, divided by (b) Unsecured Interest Expense for the immediately preceding calendar quarter, annualized.

G.Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 6.04  Investments, Loans, Advances, Guarantees and Acquisitions.Except as permitted in Section 6.03, the Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly-Owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except for industrial properties (including Subsidiaries that own only industrial properties), Cash and Permitted Investments and except that investments shall be permitted in the following categories of assets provided that investments described in clauses (a) through (g) below shall not exceed an aggregate thirty percent (30%) (determined after giving effect to any deductions for any amounts which exceed the thresholds described in clauses (a) through (g) below) of Total Asset Value, and shall be subject to individual limits set forth below:

Ownership of Land up to five percent (5%) of Total Asset Value;
(b)Investments in Unconsolidated Affiliates (including real estate funds or privately held companies) up to twenty-five percent (25%) of Total Asset Value;
(c)Ownership of non-industrial improved Properties up to ten percent (10%) of Total Asset Value;
(d)Debt Instruments up to ten percent (10%) of Total Asset Value;
(e)Exchange Debt Investments up to twelve and one-half percent (12.5%) of Total Asset Value; and
(f)REIT stocks, REIT preferred securities, REIT debt securities and Mortgage Backed Securities up to ten percent (10%) of Total Asset Value; and
(g)Ownership of Assets Under Development (which for this purpose shall be the book value plus the budgeted cost to complete) up to ten percent (10%) of Total Asset Value.

In the event that any Investments exceed the maximum amounts set forth above (including the thirty percent (30%) limitation for the investments described in clauses (a) through (g) above), such excess Investments shall not constitute an Event of Default but shall be excluded (without duplication) from the calculation of the financial covenants in Section 6.11.”

H.Section 6.12(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)Minimum Unencumbered Interest Coverage Ratio.  Not permit the Unencumbered Interest Coverage Ratio to be less than 1.75:1.00.”

I.Section 6.12(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)Unencumbered Property Pool Criteria.  Comply with the following requirements regarding Unencumbered Properties:

(i)There must be a minimum of $250,000,000 in Total Unencumbered Property Pool Value at all times;
(ii)There must be at least fifteen (15) Unencumbered Properties;
(iii)Each Unencumbered Property must be located in the continental United States and be either (x) directly or indirectly wholly owned by the Borrower or (y) at least ninety-five percent (95%) directly or indirectly owned by Borrower in the event such Unencumbered Property owner is a real estate investment trust (or owned directly or indirectly by a real estate investment trust); provided that, no more than ten percent (10%) of the Total Unencumbered Property Pool Value may be attributable to Unencumbered Property included pursuant to this clause (y), and any amount in excess of ten percent (10%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder;
(iv)No single Unencumbered Property shall account for more than twenty-five percent (25%) of Total Unencumbered Property Pool Value and any amount in excess of twenty-five percent (25%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder;
(v)The percentage of Total Unencumbered Property Pool Value attributable to Unencumbered Property NOI from a single tenant shall not exceed (x) twenty-five percent (25%) if the tenant has an Investment Grade Rating (or another comparable tenant reasonably approved by the Required Lenders for treatment as an investment grade tenant for the purpose of this provision) or (y) twenty percent (20%) for all other tenants, and any amount in excess of twenty-five percent (25%) or twenty percent (20%), respectively, shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.
(vi)(x) If Total Asset Value is less than $1,000,000,000, then no more than ten percent (10%) of Total Unencumbered Property Pool Value may be attributable to (A) Assets Under Development, (B) Unencumbered Property that is non-industrial improved property or incidental thereto and (C) Land, and any amount in excess of ten percent (10%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder, or (y) if Total Asset Value is more than or equal to $1,000,000,000, then no more than twenty-five percent (25%) of Total Unencumbered Property Pool Value may be attributable to (A) Assets Under Development, (B) Unencumbered Property that is non-industrial (or uses incidental thereto) improved property, and (C) Land, and any amount in excess of twenty-five percent (25%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.
(vii)No more than ten percent (10%) of Total Unencumbered Property Pool Value may be attributable to Unencumbered Properties that are ground leased under Financeable Ground Leases (as opposed to being owned in fee simple by the Borrower or a Subsidiary Guarantor), and any amount in excess of ten percent (10%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.
(viii)The Total Unencumbered Property Pool Value attributable to Exchange Debt Investments shall not exceed twelve and one half percent (12.5%), and any amount in excess of twelve and one half percent (12.5%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.
(ix)The Total Unencumbered Property Pool Value attributable to Exchange Properties shall not exceed fifteen percent (15%), and any amount in excess of fifteen percent (15%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.
(x)The Total Unencumbered Property Pool Value attributable to (A) Debt Instruments shall not exceed ten percent (10%) and (B) Debt Instruments other than Mortgage Receivables shall not exceed seven and one half percent (7.5%) (it being understood that any Debt Instruments described in clause (B) above are also to be included in the calculation of the aggregate 10% Debt Instruments limitation under clause (A) above), and any amount in excess of ten percent (10%) or seven and one half percent

(7.5%), respectively, shall be disregarded for purposes of determining Total Unencumbered Property Pool Value, but shall not constitute a Default hereunder.
(xi)Investments of the type described in clauses (vi) through (x) above shall not exceed an aggregate of thirty percent (30%) of Total Unencumbered Property Pool Value (determined after giving effect to any deductions for amounts that exceed the thresholds described in clauses (vi) through (x) above), and any amount in excess of such thirty percent (30%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.
(xii)No more than ten percent (10%) of Total Unencumbered Property Pool Value may be attributable to Unencumbered Properties that are leased pursuant to Tax Incentive Lease Agreements (as opposed to being owned in fee simple by the Borrower or a Subsidiary Guarantor), and any amount in excess of ten percent (10%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.”
II.REPRESENTATIONS.  The Borrower, on its own behalf and on behalf of the other Loan Parties, hereby represents, warrants and confirms that (A) the representations and warranties in Article III of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Amended Credit Agreement, and (B) immediately before and after giving effect to this Agreement on the date hereof, no Default or Event of Default exists.

III.CONDITIONS TO EFFECTIVENESS.  This Agreement will become effective on the first date (such date, the “Second Amendment Effective Date”) on which each of the following conditions is satisfied:

A.The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, Required Lenders and the Agent.

B.The Agent shall have received a certificate of the Borrower, in form and substance reasonably satisfactory to the Agent, signed by a Financial Officer of the Borrower and dated as of the Second Amendment Effective Date, certifying that (i) the representations and warranties contained in Article III of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Amended Credit Agreement, (ii) no Default or Event of Default exists, and (iii) attached thereto are pro forma calculations of the financial covenants set forth in Section 6.11 of the Amended Credit Agreement and the Borrowing Base Covenants (which pro forma calculations may, in each case, take into account, among other things, the straight line rent treatment of any free rent periods for all leases that have commenced as of the First Amendment Effective Date), in each case for the fiscal quarter of Borrower ending June 30, 2022.

C.The Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Agent on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Amended Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

D.The Agent shall have received all information reasonably requested by the Agent or any Lender regarding the Borrower, the other Loan Parties, and the Trust in order to comply with the Patriot Act and similar “know your customer” requirements of the Agent and the Lenders.

E.As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

The Agent will promptly notify the Borrower in writing of the occurrence of the First Amendment Effective Date.

IV.CONFIRMATION OF GUARANTY. Each Guarantor (a) confirms its obligations under the Guaranty or Subsidiary Guaranty, as applicable, (b) confirms that Borrower’s obligations under the Amended Credit Agreement constitute “Obligations” (as defined in the Amended Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty or Subsidiary Guaranty, as applicable, (d) confirms that Borrower’s obligations under the Amended Credit Agreement are entitled to the benefits of the guarantee set forth in the Guaranty or Subsidiary Guaranty, as applicable and (e) agrees that the Amended Credit Agreement is the “Credit Agreement” under and for all purposes of the Guaranty and Subsidiary Guaranty, as applicable.  Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

V.MISCELLANEOUS.

A.Each party hereto agrees that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.On and after the date hereof, references in the Amended Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time.  This Agreement shall constitute a Loan Document.

C.This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.This Agreement shall be construed in accordance with and governed by the law of the State of New York.  Section 9.09 of the Amended Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

F.The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to (i) any document to be signed by Agent and/or any Lender (collectively, the “Lender Parties”), in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form; and (ii) any document to be signed by the Borrower or any other Loan Party in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature of such Lender Party, the Borrower or other Loan Party, or the use of a paper-based recordkeeping system with respect to such Lender Party, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Agent is under no obligation to agree to accept electronic signatures from any Lender Party, the Borrower or other Loan Party in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided further that, upon the request of the Agent, any such electronic signature shall be followed by a manually executed version thereof.  Each of the undersigned hereby (i) agrees that, for all purposes, electronic images of this Amendment (including with respect to any of the Lender Parties’ signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Agreement based solely on the lack of paper original copies hereof, including with respect to any of the Lender Parties’ signatures hereto.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

AIREIT OPERATING PARTNERSHIP LP,

a Delaware limited partnership

By: Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

Ares Industrial Real Estate Income Trust Inc., a Maryland corporation

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:

AIREIT 101 CORPORATE IC LLC

AIREIT 1201 LOGISTICS WAY LLC

AIREIT Bolingbrook lc i llc

AIREIT Bolingbrook lc ii llc

aireit chicago industrial center llc

aireit crossroads dc i llc

aireit crossroads dc ii llc

AIREIT ELGIN INDUSTRIAL CENTER LLC

AIREIT ENTERPRISE IC LLC

aireit hoagland dc llc

aireit i-465 east lc llc

aireit i-80 logistics center llc

aireit innovation corporate park llc

aireit medley 104 ic llc

aireit remington IC llc

AIREIT TECHNOLOGY IC LLC

AIREIT TRADEPORT LC LLC

BCI IV 355 LOGISTICS CENTER LLC

BCI IV 7A DC II LLC

BCI IV 7A DC LLC

BCI IV AIR COMMERCE CENTER LLC

BCI IV AIRPARK INTERNATIONAL LOGISTICS CENTER LLC

bci iv aurora corporate center llc

bci iv avenue b industrial center llc

BCI iv california business center llc

BCI IV CARLSTADT IC LLC

BCI IV COMMERCE FARMS LOGISTICS CENTER LLC

BCI IV EAGLEPOINT LC LLC

BCI IV EXECUTIVE AIRPORT DC III LLC

BCI IV GREATER BOSTON IC I LLC

BCI IV GREATER BOSTON IC II LLC

BCI IV HEBRON LC LLC

BCI IV I-24 IC LLC

bci iv lAKEWOOD LOGISTICS CENTER I LLC

BCI IV LAKEWOOD LOGISTICS CENTER V LLC

BCI IV LIMA DC LLC

BCI IV MADISON DC LLC

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

the sole member of each of the foregoing entities

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV RICHMOND LOGISTICS CENTER LLC

BCI IV RIGGS HILL INDUSTRIAL CENTER LLC

bci iv san antonio logistics center llc

bci iv silicon valley ic llc

bci iv southpark cc i llc

bci iv southpark cc ii llc

BCI IV WESTLAKE LC LLC

bci iv windward ridge bc llc

IPT AVENEL DC URBAN RENEWAL LLC

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

the sole member of each of the foregoing entities

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

AIREIT 350 Logistics Center LLC

AIREIT BLUFF ROAD LC LLC

AIREIT DECATUR DC LLC

AIREIT STATELINE DC LLC

AIREIT THOMPSON MILL IC LLC

By: AIREIT TRS Holdco LLC,

a Delaware limited liability company,

its sole member

By: AIREIT TRS Corp.,

a Delaware corporation,

its sole member

By: AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By: Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

AIREIT 4 Studebaker CC LP,

a Delaware limited partnership

By: AIREIT 4 Studebaker CC GP LLC,

a Delaware limited liability company,

its general partner

By: AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By: Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

AIREIT FORT WORTH DC LP,

a Delaware limited partnership

By: AIREIT Fort Worth DC GP LLC,

a Delaware limited liability company,

its general partner

By: AIREIT TRS Holdco LLC,

a Delaware limited liability company,

its sole member

By: AIREIT TRS Corp.,

a Delaware corporation,

its sole member

By: AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By: Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

AIREIT GARLAND DC LP,

a Delaware limited partnership

By: AIREIT Garland DC GP LLC,

a Delaware limited liability company,

its general partner

By: AIREIT TRS Holdco LLC,

a Delaware limited liability company,

its sole member

By: AIREIT TRS Corp.,

a Delaware corporation,

its sole member

By: AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By: Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

AIREIT INDUSTRY CC LP,

a Delaware limited partnership

By: AIREIT Industry CC GP LLC,

a Delaware limited liability company,

its general partner

By: AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By: Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

AIREIT SKYLINE DC LP,

a Delaware limited partnership

By: AIREIT Skyline DC GP LLC,

a Delaware limited liability company,

its general partner

By: AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By: Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

AIREX PORTFOLIO V TRS LLC,

a Delaware limited liability company

By: Ares Industrial Real Estate Exchange LLC,

a Delaware limited liability company,

its sole member

By: AIREIT TRS Corp.,

a Delaware corporation,

its sole member

By: AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By: Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV PORT 146 DC LP,

a Delaware limited partnership

By:BCI IV Port 146 DC GP LLC,

a Delaware limited liability company,

its general partner

By: AIREIT Operating Partnership LP,

a Delaware limited partnership,

its sole shareholder

By: Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation,

its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

BCI IV Palm Beach CC LLC

BCI IV Pompano IC LLC

BCI IV Trade Zone IC LLC

BCI IV Chicago IC LLC

BCI IV Upland DC LLC

BCI IV Salt Lake City DC LLC

BCI IV Salt Lake City DC II LLC

BCI IV Kent IP LLC

BCI IV Renton DC LLC

BCI IV West Valley DC II LLC

BCI IV Auburn 167 IC LLC

BCI IV Tacoma CC LLC

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company,

the sole member of each of the foregoing entities

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV Airport IC LP,

a Delaware limited partnership

By:BCI IV Airport IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

BCI IV Monte Vista IC LP,

a Delaware limited partnership

By:BCI IV Monte Vista IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV Executive Airport DC II LLC,

a Delaware limited liability company

By:BCI IV BR LLC,

a Delaware limited liability company, its sole member

By:BCI IV Executive Airport DC II Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

BCI IV Marigold DC LP,

a Delaware limited partnership

By:BCI IV Marigold DC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV Intermodal Logistics Center LP,

a Delaware limited partnership

By:BCI IV Intermodal Logistics Center GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

BCI IV Miraloma IC LP,

a Delaware limited partnership

By:BCI IV Miraloma IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV Nelson Industrial Center LP,

a Delaware limited partnership

By:BCI IV Nelson Industrial Center GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

BCI IV Rancho Cucamonga BC LP,

a Delaware limited partnership

By:BCI IV Rancho Cucamonga BC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV Brodhead DC LLC,

a Delaware limited liability company

By:BCI IV Brodhead DC Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

BCI IV LaPorte DC LP,

a Delaware limited partnership

By:BCI IV LaPorte DC GP LLC,

a Delaware limited liability company, its general partner

By:BTC I REIT B LLC,

a Delaware limited liability company, its sole member

By:IPT BTC I GP LLC,

a Delaware limited liability company, its manager

By:AIREIT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV Iron Run DC II LLC,

a Delaware limited liability company

By:BCI IV Iron Run DC II Holdco LLC,

a Delaware limited liability company, its managing member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

BCI IV Mechanicsburg DC LLC,

a Delaware limited liability company

By:BCI IV Mechanicsburg DC Holdco LLC,

a Delaware limited liability company, its managing member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV Stockton DC II LP,

a Delaware limited partnership

By:BCI IV Stockton DC II GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

BCI IV Stockton Industrial Center LP,

a Delaware limited partnership

By:BCI IV Stockton Industrial Center GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV Tracy DC LP,

a Delaware limited partnership

By:BCI IV Tracy DC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

BCI IV Tracy DC II LP,

a Delaware limited partnership

By:BCI IV Tracy DC II GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV Etiwanda IC LP,

a Delaware limited partnership

By:BCI IV Etiwanda IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

BCI IV Valencia IC LP,

a Delaware limited partnership

By:BCI IV Valencia IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV Stonewood Logistics Center LLC,

a Delaware limited liability company

By:BCI IV Stonewood LC Holdco LLC,

a Delaware limited liability company, its sole and managing member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

BCI IV Colony Crossing LP,

a Delaware limited partnership

By:BCI IV Colony Crossing GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV Monument BP LP,

a Delaware limited partnership

By:BCI IV Monument BP GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager
Title: Principal, Chief Financial Officer and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ RYAN DEMPSEY
Name:	Ryan Dempsey
Title:	Authorized Officer

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ CRAIG V. KOSHKARIAN
Name:	Craig V. Koshkarian
Title:	Director

Bank of America, N.A., as a Lender
By:	/s/ KYLE PEARSON
Name:	Kyle Pearson
Title:	Vice President

Truist Bank, as a Lender
By:	/s/ CHRISTOPHER D. DANIELS
Name:	Christopher D. Daniels
Title:	Director

U.S. BANK NATIONAL ASSOCIATION., as a Lender
By:	/s/ TRAVIS MYERS
Name:	Travis Myers
Title:	Vice President

REGIONS BANK, as a Lender
By:	/s/ GHI S. GAVIN
Name:	Ghi S. Gavin
Title:	Senior Vice President

EASTERN BANK, as a Lender
By:	/s/ JARED H. WARD
Name:	Jared H. Ward
Title:	Senior Vice President

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ MITCHELL VEGA
Name:	Mitchell Vega
Title:	Senior Vice President

Zions Bancorporation, N.A. dba Vectra Bank Colorado, as a Lender
By:	/s/ H. SHAW THOMAS
Name:	H. Shaw Thomas
Title:	Senior Vice President

MUFG Union Bank, N.A., as a Lender
By:	/s/ JOHN FEENEY
Name:	John Feeney
Title:	Director

SCHEDULE A

Schedule 3.13 to Amended Credit Agreement

UNENCUMBERED PROPERTIES

	Asset Name	Subsidiary Guarantor
1.	101 Corporate IC I	AIREIT 101 Corporate IC LLC
2.	101 Corporate IC II	AIREIT 101 Corporate IC LLC
3.	1201 Logistics Way	AIREIT 1201 Logistics Way LLC
4.	350 Logistics Center	AIREIT 350 Logistics Center LLC
5.	4 Studebaker CC	AIREIT 4 Studebaker CC LP
6.	Bluff Road LC	AIREIT Bluff Road LC LLC
7.	Bolingbrook LC I	AIREIT Bolingbrook LC I LLC
8.	Bolingbrook LC II	AIREIT Bolingbrook LC II LLC
9.	Chicago Industrial Center	AIREIT Chicago Industrial Center LLC
10.	Crossroads DC I	AIREIT Crossroads DC I LLC
11.	Crossroads DC II	AIREIT Crossroads DC II LLC
12.	Decatur DC	AIREIT Decatur DC LLC
13.	Elgin Industrial Center I	AIREIT Elgin Industrial Center LLC
14.	Elgin Industrial Center II	AIREIT Elgin Industrial Center LLC
15.	Elgin Industrial Center III	AIREIT Elgin Industrial Center LLC
16.	Elgin Industrial Center IV	AIREIT Elgin Industrial Center LLC
17.	Enterprise IC	AIREIT Enterprise IC LLC
18.	Fort Worth DC	AIREIT Fort Worth DC LP
19.	Garland DC	AIREIT Garland DC LP

	Asset Name	Subsidiary Guarantor
20.	Hoagland DC	AIREIT Hoagland DC LLC
21.	I-465 East LC	AIREIT I-465 East LC LLC
22.	I-80 Logistics Center I & II	AIREIT I-80 Logistics Center LLC
23.	Industry CC	AIREIT Industry CC LP
24.	Innovation Corporate Park I	AIREIT Innovation Corporate Park LLC
25.	Innovation Corporate Park II	AIREIT Innovation Corporate Park LLC
26.	Medley 104 IC	AIREIT Medley 104 IC LLC
27.	Remington IC I	AIREIT Remington IC LLC
28.	Remington IC II	AIREIT Remington IC LLC
29.	Skyline DC	AIREIT Skyline DC LP
30.	Stateline DC	AIREIT Stateline DC LLC
31.	Technology IC I	AIREIT Technology IC LLC
32.	Technology IC II	AIREIT Technology IC LLC
33.	Technology IC III	AIREIT Technology IC LLC
34.	Technology IC IV	AIREIT Technology IC LLC
35.	Thompson Mill IC	AIREIT Thompson Mill IC LLC
36.	Tradeport LC I	AIREIT Tradeport LC LLC
37.	Tradeport LC II	AIREIT Tradeport LC LLC
38.	Tradeport LC III	AIREIT Tradeport LC LLC
39.	Tradeport LC IV	AIREIT Tradeport LC LLC
40.	Medley IC	AIREX PORTFOLIO V TRS LLC
41.	Addison DC II	AIREX PORTFOLIO V TRS LLC
42.	Kelly Trade Center	AIREX PORTFOLIO V TRS LLC

	Asset Name	Subsidiary Guarantor
43.	Hebron Airpark Logistics Center	AIREX PORTFOLIO V TRS LLC
44.	Norcross Industrial Center	AIREX PORTFOLIO V TRS LLC
45.	Tualatin DC	AIREX PORTFOLIO V TRS LLC
46.	Aurora DC II	AIREX PORTFOLIO V TRS LLC
47.	Naperville DC	AIREX PORTFOLIO V TRS LLC
48.	O'Hare DC III	AIREX PORTFOLIO V TRS LLC
49.	Lakewood Logistics Center II	AIREX PORTFOLIO V TRS LLC
50.	355 Logistics Center I	BCI IV 355 Logistics Center LLC
51.	355 Logistics Center II	BCI IV 355 Logistics Center LLC
52.	7A DC II	BCI IV 7A DC II LLC
53.	7A DC	BCI IV 7A DC LLC
54.	Air Commerce Center	BCI IV Air Commerce Center LLC
55.	Airpark International Logistics Center I	BCI IV Airpark International Logistics Center LLC
56.	Airpark International Logistics Center II	BCI IV Airpark International Logistics Center LLC
57.	Airport IC	BCI IV Airport IC LP
58.	Auburn 167 IC Bldg 1	BCI IV Auburn 167 IC LLC
59.	Auburn 167 IC Bldg 3B	BCI IV Auburn 167 IC LLC
60.	Auburn 167 IC Bldg 4	BCI IV Auburn 167 IC LLC
61.	Aurora Corporate Center	BCI IV Aurora Corporate Center LLC
62.	Avenue B Industrial Center	BCI IV Avenue B Industrial Center LLC
63.	Brodhead DC	BCI IV Brodhead DC LLC
64.	California Business Center I	BCI IV California Business Center LLC

	Asset Name	Subsidiary Guarantor
65.	California Business Center II	BCI IV California Business Center LLC
66.	Carlstadt IC I	BCI IV Carlstadt IC LLC
67.	Carlstadt IC II	BCI IV Carlstadt IC LLC
68.	Chicago IC	BCI IV Chicago IC LLC
69.	Colony Crossing I	BCI IV Colony Crossing LP
70.	Colony Crossing II	BCI IV Colony Crossing LP
71.	Commerce Farms Logistics Center	BCI IV Commerce Farms Logistics Center LLC
72.	Eaglepoint Logistics Center	BCI IV EaglePoint LC LLC
73.	Etiwanda IC Bldg A	BCI IV Etiwanda IC LP
74.	Etiwanda IC Bldg B	BCI IV Etiwanda IC LP
75.	Etiwanda IC Bldg C	BCI IV Etiwanda IC LP
76.	Executive Airport DC II	BCI IV Executive Airport DC II LLC
77.	Executive Airport DC III	BCI IV Executive Airport DC III LLC
78.	Greater Boston IC I	BCI IV Greater Boston IC I LLC
79.	Greater Boston IC II	BCI IV Greater Boston IC II LLC
80.	Hebron LC	BCI IV Hebron LC LLC
81.	I-24 IC	BCI IV I-24 IC LLC
82.	Intermodal Logistics Center	BCI IV Intermodal Logistics Center LP
83.	Iron Run DC II	BCI IV Iron Run DC II LLC
84.	Kent IP Bldg 3	BCI IV Kent IP LLC
85.	Kent IP Bldg 4	BCI IV Kent IP LLC

	Asset Name	Subsidiary Guarantor
86.	Lakewood Logistics Center I	BCI IV Lakewood Logistics Center I LLC
87.	Lakewood Logistics Center V	BCI IV Lakewood Logistics Center V LLC
88.	LaPorte DC	BCI IV LaPorte DC LP
89.	Lima DC	BCI IV Lima DC LLC
90.	Madison DC	BCI IV Madison DC LLC
91.	Marigold DC	BCI IV Marigold DC LP
92.	Mechanicsburg DC	BCI IV Mechanicsburg DC LLC
93.	Miraloma IC	BCI IV Miraloma IC LP
94.	Monte Vista IC	BCI IV Monte Vista IC LP
95.	Monument BP I	BCI IV Monument BP LP
96.	Monument BP II	BCI IV Monument BP LP
97.	Nelson Industrial Center	BCI IV Nelson Industrial Center LP
98.	Palm Beach CC	BCI IV Palm Beach CC LLC
99.	Pompano IC I	BCI IV Pompano IC LLC
100.	Pompano IC II	BCI IV Pompano IC LLC
101.	Port 146 DC	BCI IV Port 146 DC LP
102.	Rancho Cucamonga BC	BCI IV Rancho Cucamonga BC LP
103.	Renton DC	BCI IV Renton DC LLC
104.	Richmond Logistics Center	BCI IV Richmond Logistics Center LLC
105.	Riggs Hill IC	BCI IV Riggs Hill Industrial Center LLC
106.	Salt Lake City DC II	BCI IV Salt Lake City DC II LLC
107.	Salt Lake City DC	BCI IV Salt Lake City DC LLC

	Asset Name	Subsidiary Guarantor
108.	San Antonio Logistics Portfolio V	BCI IV San Antonio Logistics Center LLC
109.	Silicon Valley IC	BCI IV Silicon Valley IC LLC
110.	Southpark CC I	BCI IV Southpark CC I LLC
111.	Southpark CC II	BCI IV Southpark CC II LLC
112.	Stockton DC II	BCI IV Stockton DC II LP
113.	Stockton IC Bldg 1	BCI IV Stockton Industrial Center LP
114.	Stockton IC Bldg 2	BCI IV Stockton Industrial Center LP
115.	Stonewood Logistics Center	BCI IV Stonewood Logistics Center LLC
116.	Tacoma CC	BCI IV Tacoma CC LLC
117.	Tracy DC II	BCI IV Tracy DC II LP
118.	Tracy DC I	BCI IV Tracy DC LP
119.	Trade Zone IC	BCI IV Trade Zone IC LLC
120.	Upland DC	BCI IV Upland DC LLC
121.	Valencia IC	BCI IV Valencia IC LP
122.	West Valley DC II Bldg 1	BCI IV West Valley DC II LLC
123.	West Valley DC II Bldg 2	BCI IV West Valley DC II LLC
124.	Westlake LC I	BCI IV Westlake LC LLC
125.	Westlake LC II	BCI IV Westlake LC LLC
126.	Westlake LC III	BCI IV Westlake LC LLC
127.	Westlake LC IV	BCI IV Westlake LC LLC
128.	Windward Ridge BC I	BCI IV Windward Ridge BC LLC
129.	Windward Ridge BC II	BCI IV Windward Ridge BC LLC
130.	Windward Ridge BC III	BCI IV Windward Ridge BC LLC

	Asset Name	Subsidiary Guarantor
131.	Windward Ridge BC IV	BCI IV Windward Ridge BC LLC
132.	Avenel DC	IPT Avenel DC Urban Renewal LLC

SCHEDULE B

Schedule 3.14 to Amended Credit Agreement

SUBSIDIARIES

	Subsidiary Guarantor	Direct Owner
1.	AIREIT 101 Corporate IC LLC	AIREIT Operating Partnership LP
2.	AIREIT 1201 Logistics Way LLC	AIREIT Operating Partnership LP
3.	AIREIT 350 Logistics Center LLC	AIREIT TRS Holdco LLC / AIREIT TRS Corp / AIREIT Operating Partnership LP
4.	AIREIT 4 Studebaker CC LP	AIREIT 4 Studebaker CC GP LLC / AIREIT Operating Partnership LP
5.	AIREIT Bluff Road LC LLC	AIREIT TRS Holdco LLC / AIREIT TRS Corp / AIREIT Operating Partnership LP
6.	AIREIT Bolingbrook LC I LLC	AIREIT Operating Partnership LP
7.	AIREIT Bolingbrook LC II LLC	AIREIT Operating Partnership LP
8.	AIREIT Chicago Industrial Center LLC	AIREIT Operating Partnership LP
9.	AIREIT Crossroads DC I LLC	AIREIT Operating Partnership LP
10.	AIREIT Crossroads DC II LLC	AIREIT Operating Partnership LP
11.	AIREIT Decatur DC LLC	AIREIT TRS Holdco LLC / AIREIT TRS Corp / AIREIT Operating Partnership LP
12.	AIREIT Elgin Industrial Center LLC	AIREIT Operating Partnership LP

	Subsidiary Guarantor	Direct Owner
13.	AIREIT Enterprise IC LLC	AIREIT Operating Partnership LP
14.	AIREIT Fort Worth DC LP	AIREIT Fort Worth DC GP LLC / AIREIT TRS Holdco LLC / AIREIT TRS Corp / AIREIT Operating Partnership LP
15.	AIREIT Garland DC LP	AIREIT Garland DC GP LLC / AIREIT TRS Holdco LLC / AIREIT TRS Corp / AIREIT Operating Partnership LP
16.	AIREIT Hoagland DC LLC	AIREIT Operating Partnership LP
17.	AIREIT I-465 East LC LLC	AIREIT Operating Partnership LP
18.	AIREIT I-80 Logistics Center LLC	AIREIT Operating Partnership LP
19.	AIREIT Industry CC LP	AIREIT Industry CC GP LLC / AIREIT Operating Partnership LP
20.	AIREIT Innovation Corporate Park LLC	AIREIT Operating Partnership LP
21.	AIREIT Medley 104 IC LLC	AIREIT Operating Partnership LP
22.	AIREIT Remington IC LLC	AIREIT Operating Partnership LP
23.	AIREIT Skyline DC LP	AIREIT Skyline DC GP LLC / AIREIT Operating Partnership LP
24.	AIREIT Stateline DC LLC	AIREIT TRS Holdco LLC / AIREIT TRS Corp / AIREIT Operating Partnership LP

	Subsidiary Guarantor	Direct Owner
25.	AIREIT Technology IC LLC	AIREIT Operating Partnership LP
26.	AIREIT Thompson Mill IC LLC	AIREIT TRS Holdco LLC / AIREIT TRS Corp / AIREIT Operating Partnership LP
27.	AIREIT Tradeport LC LLC	AIREIT Operating Partnership LP
28.	AIREX PORTFOLIO V TRS LLC	Ares Industrial Real Estate Exchange LLC / AIREIT TRS Corp / AIREIT Operating Partnership LP
29.	BCI IV 355 Logistics Center LLC	AIREIT Operating Partnership LP
30.	BCI IV 7A DC II LLC	AIREIT Operating Partnership LP
31.	BCI IV 7A DC LLC	AIREIT Operating Partnership LP
32.	BCI IV Air Commerce Center LLC	AIREIT Operating Partnership LP
33.	BCI IV Airpark International Logistics Center LLC	AIREIT Operating Partnership LP
34.	BCI IV Airport IC LP	BCI IV Airport IC GP LLC / AIREIT Operating Partnership LP
35.	BCI IV Auburn 167 IC LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
36.	BCI IV Aurora Corporate Center LLC	AIREIT Operating Partnership LP
37.	BCI IV Avenue B Industrial Center LLC	AIREIT Operating Partnership LP

	Subsidiary Guarantor	Direct Owner
38.	BCI IV Brodhead DC LLC	BCI IV Brodhead DC Holdco LLC / AIREIT Operating Partnership LP
39.	BCI IV California Business Center LLC	AIREIT Operating Partnership LP
40.	BCI IV Carlstadt IC LLC	AIREIT Operating Partnership LP
41.	BCI IV Chicago IC LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
42.	BCI IV Colony Crossing LP	BCI IV Colony Crossing GP LLC / AIREIT Operating Partnership LP
43.	BCI IV Commerce Farms Logistics Center LLC	AIREIT Operating Partnership LP
44.	BCI IV EaglePoint LC LLC	AIREIT Operating Partnership LP
45.	BCI IV Etiwanda IC LP	BCI IV Etiwanda IC GP LLC / AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
46.	BCI IV Executive Airport DC II LLC	BCI IV BR LLC / BCI IV Executive Airport DC II Holdco LLC / AIREIT Operating Partnership LP
47.	BCI IV Executive Airport DC III LLC	AIREIT Operating Partnership LP
48.	BCI IV Greater Boston IC I LLC	AIREIT Operating Partnership LP
49.	BCI IV Greater Boston IC II LLC	AIREIT Operating Partnership LP
50.	BCI IV Hebron LC LLC	AIREIT Operating Partnership LP

	Subsidiary Guarantor	Direct Owner
51.	BCI IV I-24 IC LLC	AIREIT Operating Partnership LP
52.	BCI IV Intermodal Logistics Center LP	BCI IV Intermodal Logistics Center GP LLC / AIREIT Operating Partnership LP
53.	BCI IV Iron Run DC II LLC	BCI IV Iron Run DC II Holdco LLC / AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
54.	BCI IV Kent IP LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
55.	BCI IV Lakewood Logistics Center I LLC	AIREIT Operating Partnership LP
56.	BCI IV Lakewood Logistics Center V LLC	AIREIT Operating Partnership LP
57.	BCI IV LaPorte DC LP	BCI IV LaPorte DC GP LLC / BTC I REIT B LLC / IPT BTC I GP LLC / AIREIT Real Estate Holdco LLC / AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
58.	BCI IV Lima DC LLC	AIREIT Operating Partnership LP
59.	BCI IV Madison DC LLC	AIREIT Operating Partnership LP
60.	BCI IV Marigold DC LP	BCI IV Marigold DC GP LLC / AIREIT Operating Partnership LP

	Subsidiary Guarantor	Direct Owner
61.	BCI IV Mechanicsburg DC LLC	BCI IV Mechanicsburg DC Holdco LLC / AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
62.	BCI IV Miraloma IC LP	BCI IV Miraloma IC GP LLC / AIREIT Operating Partnership LP
63.	BCI IV Monte Vista IC LP	BCI IV Monte Vista IC GP LLC / AIREIT Operating Partnership LP
64.	BCI IV Monument BP LP	BCI IV Monument BP GP LLC / AIREIT Operating Partnership LP
65.	BCI IV Nelson Industrial Center LP	BCI IV Nelson Industrial Center GP LLC / AIREIT Operating Partnership LP
66.	BCI IV Palm Beach CC LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
67.	BCI IV Pompano IC LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
68.	BCI IV Port 146 DC LP	BCI IV Port 146 DC GP LLC / AIREIT Operating Partnership LP
69.	BCI IV Rancho Cucamonga BC LP	BCI IV Rancho Cucamonga BC GP LLC / AIREIT Operating Partnership LP
70.	BCI IV Renton DC LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
71.	BCI IV Richmond Logistics Center LLC	AIREIT Operating Partnership LP

	Subsidiary Guarantor	Direct Owner
72.	BCI IV Riggs Hill Industrial Center LLC	AIREIT Operating Partnership LP
73.	BCI IV Salt Lake City DC II LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
74.	BCI IV Salt Lake City DC LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
75.	BCI IV San Antonio Logistics Center LLC	AIREIT Operating Partnership LP
76.	BCI IV Silicon Valley IC LLC	AIREIT Operating Partnership LP
77.	BCI IV Southpark CC I LLC	AIREIT Operating Partnership LP
78.	BCI IV Southpark CC II LLC	AIREIT Operating Partnership LP
79.	BCI IV Stockton DC II LP	BCI IV Stockton DC II GP LLC / AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
80.	BCI IV Stockton Industrial Center LP	BCI IV Stockton Industrial Center GP LLC / AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
81.	BCI IV Stonewood Logistics Center LLC	BCI IV Stonewood LC Holdco LLC / AIREIT Operating Partnership LP
82.	BCI IV Tacoma CC LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP

	Subsidiary Guarantor	Direct Owner
83.	BCI IV Tracy DC II LP	BCI IV Tracy DC II GP LLC / AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
84.	BCI IV Tracy DC LP	BCI IV Tracy DC GP LLC / AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
85.	BCI IV Trade Zone IC LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
86.	BCI IV Upland DC LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
87.	BCI IV Valencia IC LP	BCI IV Valencia IC GP LLC / AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
88.	BCI IV West Valley DC II LLC	AIREIT Portfolio Real Estate Holdco LLC / AIREIT Operating Partnership LP
89.	BCI IV Westlake LC LLC	AIREIT Operating Partnership LP
90.	BCI IV Windward Ridge BC LLC	AIREIT Operating Partnership LP
91.	IPT Avenel DC Urban Renewal LLC	AIREIT Operating Partnership LP